UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant  ☒                            Filed by a party other than the registrant  ☐

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

HELIX ENERGY SOLUTIONS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 HELIX ENERGY SOLUTIONS GROUP, INC. ANNUAL MEETING OF SHAREHOLDERS May 20, 2020 8:30 a.m. 3505 West Sam Houston Parkway North Suite 400 Houston, Texas 77043 Directions to the 2020 Annual Meeting can be obtained at www.HelixESG.com/annualmeeting or by calling 888.345.2347. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 20, 2020. Notice is hereby given that the Annual Meeting of Shareholders of Helix Energy Solutions Group, Inc. will be held at our corporate office located at 3505 West Sam Houston Parkway North, Suite 400, Houston Texas 77043 on May 20, 2020 at 8:30 a.m. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/hlx . If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy or an email. Please make your request for a copy or an email as instructed on the reverse side of this notice on or before May 8, 2020 to facilitate timely delivery. Matters intended to be acted upon at the Annual Meeting are listed below. The Board of Directors recommends that you vote FOR proposals 1, 2 and 3. 1. Election of two Class III directors to serve a three-year term of office expiring at our 2023 annual meeting. 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year 2020. 3. Approval, on a non-binding advisory basis, of the 2019 compensation of our named executive officers. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/hlx • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon (Central Daylight Time) on May 19, 2020. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

To request paper copies of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via: :Internet – Access the Internet and go to www.investorelections.com/hlx . Follow the instructions to log in and order copies. (Telephone – Call us free of charge at 866.870.3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. *Email – Send us an email at paper@investorelections.com with “HLX Materials Request” in the subject line. Whether you make your request for copies via the internet, telephone or email, you will need to provide: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice – you will not be requested to provide any other personal information; • Your preference to receive printed materials via mail -or- email; • Your mailing or e-mail address, as applicable; and • If you would like this election to apply to delivery of materials for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or your Tax Identification Number in your message.